UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2010

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31361	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Corporate Center Drive, Suite #210 Raleigh, NC		27607
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 919-582-9050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On April 20, 2010, BioDelivery Sciences International, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with certain institutional investors (the “Investors”) relating to a registered direct public offering by the Company (the “Offering”) of 2,824,858 shares (the “Shares”) of the Company’s common stock, par value $.001 per share (the “Common Stock”), and warrants (the “Warrants”) to purchase up to an aggregate of 1,412,429 shares of Common Stock (the “Warrant Shares”). The Shares are being sold at a price of $3.54 per share, and the Warrants have an initial exercise price of $4.67 per Warrant Share.

The closing of the Offering is expected to take place on or about April 23, 2010, subject to the satisfaction of customary closing conditions. The net proceeds from the sale of the Shares and Warrants are expected to be approximately $9.86 million. No placement agent was utilized in connection with the Offering.

SPA

The SPA contains certain covenants that the Company is required to comply with and certain consent rights of the Investors, including:

•	the Company will be precluded from engaging in securities offerings for a period of 60 days from the closing of the Offering, subject to certain exceptions;

•

the Company has granted the Investors in the Offering a 12 month right, subject to certain exceptions, to participate in future financings of the Company up to an amount equal to 35% of such financings;

•	the Company will be precluded, for a period of 12 months from the closing of the Offering, to engage in any “variable rate” financing transactions;

•	the Company shall be required to maintain its status as a publicly listed and reporting company, subject to certain exceptions;

•

the Company shall be required to provide certain financial information to the Investors in the event that the Company is not a publicly reporting company in order to facilitate the use by the Investors of SEC Rule 144 to dispose of their securities; and

•

the following actions will require the consent of the holders of two-thirds of the shares underlying the Warrants: (i) the Company’s engaging in any reverse stock split; (ii) amending the SPA; and (iii) the Company’s assignment of its rights and obligations under the SPA, subject to certain exceptions.

Warrants

The Warrants have a five year term from the date of issuance, are exercisable immediately from the date of issuance and include provisions governing the adjustments to the number of Warrant Shares exercisable thereunder upon stock dividends, stock splits and similar events, as well as “full ratchet” anti-dilution protection.

A Warrant may be transferred by a holder thereof in accordance with applicable securities laws. In order to validly exercise a Warrant, a holder thereof other than the original holder must, concurrently with or prior to the delivery of an exercise notice, provide the Company with definitive documentation conclusively evidencing, in the Company’s reasonable discretion, that the person seeking to exercise the Warrant is the actual owner of the Warrant possessing the right to cause the exercise thereof.

In the event that the Company consummates certain fundamental transactions, including, without limitation, any merger, consolidation, sale or other reorganization event in which the Common Stock is converted into or exchanged for securities, cash or other property or the Company consummates a sale of substantially all of its assets, then following that event, the holders of the Warrants may be entitled to cause the repurchase of the Warrant by us for cash at the Black-Scholes value of the Warrant. Also, on the Company’s distribution, pro rata to the holders of Common Stock, of assets or rights to purchase additional securities, the holders of Warrants shall be entitled to participate in such distributions as if the Warrants had been exercised (without regard to any limitations on exercise set forth therein).

The holders of the Warrants will not have the right to exercise any portion of the Warrant if the holder, together with its affiliates, would, subject to limited exceptions, beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after the exercise. The holder may elect to change this beneficial ownership limitation from 4.99% to up to 9.99% of the number of shares of Common Stock outstanding immediately after the exercise upon not less than 61 days’ prior written notice to the Company.

Before the exercise of their Warrants, except as provided for in the Warrant, holders of Warrants will not have any of the rights of stockholders, and will not be entitled to, among other things, vote or receive dividend payments or similar distributions on the shares purchasable upon exercise.

A copy of the form of SPA is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of a form of Warrant is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the material terms of the SPA and the Warrants contain in this Report are qualified in their entirety by reference to Exhibits 10.1 and Exhibit 4.1, respectively. The Company’s press release, dated April 20, 2010, announcing the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Shares and Warrants were offered and sold pursuant to a prospectus supplement, dated April 20, 2010 and an accompanying prospectus dated February 6, 2009, pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-156839).

Neither the filing of the press release as an exhibit to this Current Report on Form 8-K nor the inclusion in the press release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at the Company’s internet address into this Current Report on Form 8-K. The information available at the Company’s internet address is not part of this Current Report on Form 8-K or any other report filed by us with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Warrant to purchase Common Stock by the Company in favor of the Investors.

10.1	Securities Purchase Agreement, dated April 20, 2010, by and between the Company and the Investors.

99.1	Press Release dated February 20, 2010.

This Current Report on Form 8-K and the exhibits hereto and the statements of representatives and partners of BioDelivery Sciences International, Inc. (the “Company”) related thereto contain or may contain, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties, many of which are beyond the Company’s control. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 20, 2010	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ JAMES A. MCNULTY
	Name:	James A. McNulty
	Title:	Secretary, Treasurer and Chief Financial Officer